1933 Act Registration No. 33-10207
                                              1940 Act Registration No. 811-4904

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATIONSTATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. __
                         Post-Effective Amendment No. 29

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 29
                        (Check appropriate box or boxes)

                         IAI INVESTMENT FUNDS III, INC.
               (Exact Name of Registrant as Specified in Charter)

                              3700 U.S. Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
               (Address of Principal Executive Offices, Zip Code)

                                 (612) 376-2000
              (Registrant's Telephone Number, including Area Code)

                              Steven G. Lentz, Esq.
                              3700 U.S. Bank Place
                                  P.O. Box 357
                          Minneapolis, Minnesota 55440
                     (Name and Address of Agent for Service)

                                    COPY TO:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):
     _X_ immediately upon filing pursuant to paragraph (b)
     ___ on (date) pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ on (date) pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                IAI MUTUAL FUNDS


                             IAI INTERNATIONAL FUND






PROSPECTUS   March 1, 2000








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this Fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Fund Summary...............................................................   1
      Objectives...........................................................   1
      Principal Investment Strategies......................................   1
      Principal Risks......................................................   1
      Fund Performance.....................................................   2
      Fees and Expenses....................................................   3

Buying and Selling Shares..................................................   3
      How to Buy Shares....................................................   3
      How to Sell Shares...................................................   6
      Exchange Privilege...................................................   8
      Authorized Telephone Trading.........................................   9
      Statements and Confirmations.........................................   9
      Shareholder Reports..................................................   9

Dividends and Capital Gains Distributions..................................   9

Taxes .....................................................................  10
      Taxes on Distributions...............................................  10
      Taxes on Transactions................................................  10

Fund Management............................................................  10
      Investment Adviser...................................................  11
      Sub-Adviser..........................................................  11
      Portfolio Manager....................................................  11


More Information on Investment Strategies and Risks........................  11
      Investment Strategies................................................  11
      Temporary Defensive Investments......................................  12
      Portfolio Turnover...................................................  12
      Principal Risks......................................................  12


Financial Highlights.......................................................  14

For More Information about IAI International Fund..........................  15

                                  FUND SUMMARY


This section briefly describes the objectives, principal investment strategies and principal risks of IAI International Fund (the "Fund"). It also provides you with information on how the Fund has performed and on Fund expenses. For further information on the Fund, please read the section entitled "More Information on Investment Strategies and Risks."

OBJECTIVES

The Fund's primary objective is capital appreciation. As a secondary objective, the Fund seeks current income, principally from dividends.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests principally (at least 65% of its total assets) in equity securities of non-United States issuers which appear to have the potential for above-average capital appreciation. The Fund will generally invest in securities of mid- and large-capitalization companies with market capitalizations of $1 billion or more.

Although the Fund is not required to maintain any particular geographical mix of its investments, under normal market conditions the Fund invests primarily in countries that are represented on the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index. The EAFE Index currently includes companies representing the stock markets of 15 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore.


The Fund's investment process is driven primarily by security selection, with the Fund's sub-adviser concentrating on securities that it believes have investment values greater than their market prices. Country analysis is utilized to set broad guidelines for country allocation and as a means of risk control.

The Fund may engage in foreign currency hedging transactions, such as forward foreign currency exchange contracts and currency financial futures and options. Currency hedging may be used for defensive reasons and to reduce portfolio volatility.

PRINCIPAL RISKS

The principal risks that could adversely affect the value of the Fund's shares and the total return on your investment include:

          * RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole or they may occur in only a particular company, industry or sector of the market.

          * RISKS OF FOREIGN INVESTING. Investing in foreign securities typically involves risks not associated with U.S. investing. As a result, the Fund's shares may be more volatile than shares of mutual funds which invest principally in domestic securities. The Fund is not designed to be a complete investment program. Risks of foreign investing include the risk that the Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies, the risk of adverse political and economic developments, and the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of Fund assets.

          * RISKS OF VALUE STOCKS. The Fund looks for undervalued securities with appraised investment values greater than their market prices. These securities can remain undervalued for years. There is a risk that their prices will never reach what the Fund's sub-adviser believes is the securities' true value, or that their prices will go down.



          * RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may limit the Fund's ability to take advantage of a favorable change in the value of foreign currencies.

You can lose money by investing in the Fund. An investment in the Fund is NOT a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The bar chart and table below provide you with information on the Fund's volatility and performance. The bar chart shows you how performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                   ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

                                [BAR CHART]


-13.1  16.6   -6.3    39.5    0.46     9.1    8.43   -4.19    1.83    8.03
---------------------------------------------------------------------------
1990   1991   1992    1993    1994    1995    1996    1997    1998    1999



BEST QUARTER:       Quarter ending March 31, 1998            11.35%
WORST QUARTER:      Quarter ending September 30, 1990       (14.16)%


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                             ONE YEAR       FIVE YEARS       TEN YEARS
INTERNATIONAL FUND             8.03%           4.51%           5.19%

MORGAN STANLEY CAPITAL
INTERNATIONAL EUROPE,
AUSTRALIA, FAR EAST
INDEX*                        27.30%          13.15%           7.33%

------------------------------
* An unmanaged index including approximately 965 companies representing the stock markets of 15 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. Shareholder fees are fees you pay directly when buying or selling shares. Annual fund operating expenses are deducted from Fund assets. The figures presented in the accompanying table are based on expenses during the fiscal year ended October 31, 1999.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load)                                          None
      Imposed on Purchases
   Maximum Deferred Sales Charge (Load)                                 None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
   DEDUCTED FROM FUND ASSETS)
(as a % of average net assets)
   Management Fees                                                      1.70%
   Distribution and Service (12b-1) Fees                                None
   Other Expenses                                                       0.07%
   Total Annual Fund Operating Expenses                                 1.77%



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year                                                                $  180
3 years                                                               $  557
5 years                                                               $  959
10 years                                                              $2,084


                            BUYING AND SELLING SHARES

HOW TO BUY SHARES


You may purchase Fund shares either directly through the Fund or through certain securities dealers. These dealers have the responsibility to promptly transmit orders and may charge a processing fee. The Fund may reject any purchase order or restrict purchases at any time.


MINIMUM INVESTMENTS

The Fund is a member of the IAI Family of Funds, a family of mutual funds advised by Investment Advisers, Inc. ("IAI"). The minimum initial investment to establish an account with the IAI Family of Funds is $5,000 for a retail account and $2,000 for an IRA account. In each case, your initial investment may be allocated in any way you wish among the Fund and other funds in the IAI Family of Funds, so long as no less than $1,000 is allocated to any one fund. Once you have met the account minimum, subsequent purchases can be made for as little as $100.

DETERMINING YOUR PURCHASE PRICE

Your purchase price will be equal to the Fund's net asset value ("NAV") per share next calculated after your order is placed in proper form. No sales load or commission is charged when you purchase shares. NAV is determined as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The Fund's NAV per share is computed by adding up the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. The Fund values investments for which market quotations are readily available at market value. It values short-term investments maturing within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar will affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value by the Fund's Board of Directors or its delegates.

INVESTING BY MAIL

To invest by mail, send a completed, signed application and a check payable to "IAI Funds" to one of the following addresses:


Regular Mail                               Overnight Mail
IAI Mutual Funds                           IAI Mutual Funds
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 E. Michigan St., Third Floor
Milwaukee, WI 53201-0701                   Milwaukee, WI 53202


Third party checks will not be accepted for initial account investments. After the Fund receives your completed purchase order, your account will be credited with the number of full and fractional shares that can be purchased at the next determined net asset value.

For assistance in completing the application, please contact IAI Shareholder Services at 1-800-945-3863.

INVESTING BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares by requesting your bank to wire funds to:


          Firstar Bank, N.A.
          777 E. Wisconsin Ave.
          Milwaukee, WI 55302
          ABA Number: 075000022
          Credit: Firstar Mutual Fund Services, LLC
          Account #112-952-137
          For further credit to IAI Mutual Funds
          (Shareholder Account #, Shareholder Name)

If you are purchasing by wire for a new account, you must do the following before you wire funds:

          * call IAI Shareholder Services at 1-800-945-3863 to advise them of your investment;

          *    obtain instructions and an application form; and

          *    complete the application and send it to:


                   IAI Mutual Funds
                   c/o Firstar Mutual Fund Services, LLC
                   P.O. Box 701
                   Milwaukee, WI 53201-0701


Your completed application must be received by the Fund before your wire is sent.

Before initiating any subsequent wires, please call IAI Shareholder Services and advise them of your name, account number and the name of the bank transmitting the federal funds.


Wire orders will be accepted only on days when your bank, the Fund, the Fund's transfer agent and Firstar Bank, N.A. are open for business. A wired purchase will be considered made when the wired amount is received and the purchase is accepted by the Fund. The Fund must receive payment before the close of business for the purchase to be credited to your account on that day. Otherwise, your purchase will be processed the next business day. The Fund may reject your wire order if it does not contain the required information stated above. If the Fund rejects your wire order, your money will be returned promptly, less any costs incurred by the Fund or the Fund's transfer agent in rejecting the order. You must pay any charges assessed by your bank for the wire service. Any delays that may occur in wiring federal funds, including delays in processing by the banks, are not the responsibility of the Fund or the Fund's transfer agent.

MAKING ADDITIONAL INVESTMENTS

You can make additional investments to your existing account by mail, by wire or by exchanging shares of another fund in the IAI Family of Funds for Fund shares. Additionally, you can make additional investments to your existing account directly from your bank account by utilizing the Automated Clearing House (ACH) system. If you did not establish this option when you opened your account, call IAI Shareholder Services at 1-800-945-3863.


RETIREMENT PLANS

Shares of the Fund may be an appropriate investment for various retirement plans. If you would like information about establishing an Individual Retirement Account or other retirement plan, please call IAI Shareholder Services at 1-800-945-3863.

All retirement plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. You are urged to consult an attorney or tax adviser before establishing such a plan.

AUTOMATIC INVESTMENT PLAN


Following a minimum initial investment, you may arrange to make regular investments of $100 or more each month through automatic deductions from your checking or savings account. To participate in this program, simply complete the Automatic Investment Plan portion of your application and return it to the Fund. You can set up the Automatic Investment Plan if your financial institution is a member of ACH. You will receive quarterly confirmations of all transactions and dividends under the Plan.

If you wish to change or terminate your participation in the Automatic Investment Plan you must provide the Fund with written notice. Your instructions must be received by 10 days prior to the date the change or termination is to take place.

HOW TO SELL SHARES


You may redeem your shares on any day the New York Stock Exchange is open. Your redemption price will be the net asset value of your shares next determined after your redemption request is received in proper form by the Fund. To make sure that your request is in proper form, please follow the directions for selling shares given below.


BY MAIL


If you redeem by mail, your redemption price will be equal to the Fund's net asset value per share next determined following receipt by the Fund of your written redemption request in the form shown below (and a properly endorsed stock certificate if one has been issued).


To redeem by mail, send a written request to the Fund at one of the following addresses:


Regular Mail                               Overnight Mail
IAI Mutual Funds                           IAI Mutual Funds
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 E Michigan St., Third Floor
Milwaukee, WI 53201-0701                   Milwaukee, WI 53202


Your request should include the following information:

          *    name of the Fund,

          *    account number,

          *    dollar amount or number of shares to be redeemed,

          *    name on the account, and

          *    signatures of all registered account owners.

If you hold certificates for your shares, they must be included with your request. They must be endorsed on the back with the signature of the person whose name appears on the certificate and must be signature guaranteed.

Signatures on your written request must be guaranteed if:

          * you would like the proceeds from the sale to be paid to someone other than the shareholder of record, or

          * you have changed your address over the telephone within the last 15 calendar days.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTED.

If Fund shares are held of record in the name of a corporation, partnership, trust or fiduciary, the Fund may require additional evidence of authority prior to accepting a redemption request.

To redeem money from your IRA account, an IRA Distribution Form must be completed and returned to IAI. To receive a copy of the form, please call IAI Shareholder Services at 1-800-945-3863.

BY PHONE

You may redeem shares by phone, subject to the following conditions:


          * You must have completed the Telephone Options section of the account application.


          *    Telephonic redemptions are limited to $50,000.

          * Redemption proceeds must be made payable to the owner(s) of record and delivered to the address of record.

          *    Telephone redemptions are not permitted for IRAs.

For assistance, please contact IAI Shareholder Services at 1-800-945-3863.

PAYMENT OF REDEMPTION PROCEEDS


          BY WIRE. When you redeem by telephone, you may have the proceeds wired to your bank account if you provided the required information at the time you opened your account. Wire redemption requests will only be processed on days your bank, the Fund, the Fund's transfer agent and Firstar Bank, N.A. are open for business. If you choose to have your redemption proceeds wired to your bank, please note the following:


          * A minimum amount of $1,000 is required to wire redemption proceeds.

          * Proceeds will be wired on the next business day after your redemption request.

          * Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a wire.

To add the ability to receive proceeds by wire to your account, or to change existing bank account information, please submit a letter of instruction, including your bank information and a signature guarantee, to:


          IAI Mutual Funds
          c/o Firstar Mutual Fund Services, LLC
          P.O. Box 701
          Milwaukee, WI 53201-0701

          BY ACH. When you redeem by telephone, you may have the proceeds sent to your bank account by an Automatic Clearing House Transfer if you provided the required information at the time you opened your account. Proceeds sent by ACH transfer should be credited the second day after the redemption. ACH is an automated method of initializing payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks and credit unions. For assistance, please contact IAI Shareholder Services at 1-800-945-3863.


          BY CHECK. Normally the Fund will mail payment for shares redeemed on the business day following the receipt of your redemption request, although payment may be made as late as seven days after your request. However, the Fund will not send redemption proceeds until checks (including certified checks, cashiers checks or automatic investment credits) received in payment for shares have cleared. This may take up to 15 days from the date of purchase.

INVOLUNTARY REDEMPTIONS

If your account balance falls below $500 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $500 within six months of the date the notice was mailed, the Fund may redeem your account.

SYSTEMATIC CASH WITHDRAWAL PLAN

The Fund has a Systematic Cash Withdrawal Plan under which you may automatically redeem a fixed dollar amount of Fund shares on either a monthly or quarterly basis. Under the Systematic Cash Withdrawal Plan:

          *    Automatic redemptions must be for $100 or more.

          * Shares will be redeemed at the net asset value determined on the 15th of the applicable month (or the next business day).

          * All income dividends and capital gains distributions must be reinvested in Fund shares.

          * Confirmations of all transactions and distributions will be sent to you quarterly.

Plan application forms are available through the Fund. If you would like assistance in completing the application, contact IAI Shareholder Services at 1-800-945-3863.

EXCHANGE PRIVILEGE


You may exchange your Fund shares for shares of another fund in the IAI Family of Funds if you satisfy that Fund's purchase requirements.

The Fund generally limits exchanges to four per calendar year. This limit may be modified for certain retirement plan accounts and for those participating in the Automatic Exchange Plan described below. The Fund may change or cancel its exchange privilege at any time.


When you exchange your Fund shares for shares of another fund in the IAI Family of Funds the exchange is considered a sale of your Fund shares for federal income tax purposes, and you may have a taxable capital gain or loss.

You may exchange shares by notifying the Fund in writing or, if you have authorized the Fund to accept telephone instructions, by telephone. See "How to Sell Shares -- By Telephone."

          AUTOMATIC EXCHANGE PLAN

          You may arrange to make regular exchanges of $100 or more between any of the funds in the IAI Family of Funds on a monthly basis. Please note the following about automatic exchanges:

          * If you wish to participate in the Plan, you must complete the Automatic Exchange Plan portion of your IAI Mutual Fund application.

          * Exchanges will take place at the net asset value determined on the fifth day of each month (or the next business day).

          * If you participate in the Automatic Exchange Plan you will receive quarterly confirmations of all transactions and dividends.

          *    You may not close an account through the Automatic Exchange Plan.

AUTHORIZED TELEPHONE TRADING


As discussed above, you may exchange and redeem shares by telephone if you have completed the Telephone Options section of the IAI Mutual Fund application. Telephone redemptions are not permitted for IRAs.

Address changes may also be made over the telephone. During the 15 calendar days following an address change by telephone, you may only redeem shares in your account with a signature guaranteed letter of instruction.

The Fund and its agents will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Fund will follow reasonable procedures to confirm that instructions received by telephone are genuine. These procedures include tape recording all redemption and exchange requests.


STATEMENTS AND CONFIRMATIONS

Whenever you buy or sell shares of the Fund, IAI will send you a confirmation statement showing how many shares you bought or sold and at what price. You will also receive an account statement quarterly and a consolidated transaction statement annually. Please review carefully all of the information relating to transactions on your statements and confirmations to ensure that your instructions were acted on properly. Please notify the Fund immediately in writing if there is an error. If you do not provide the Fund with notice of an error within 60 days of non-automatic transactions, or within 60 days of the date of your consolidated quarterly statement in the case of automatic transactions, you will be deemed to have ratified the transaction.

SHAREHOLDER REPORTS

Shareholder reports will be sent to you semi-annually. These reports contain financial information about the Fund, including a list of investment securities held. To reduce the volume of mail you receive, only one copy of Fund reports may be mailed to your household (same surname and address). Please call IAI Shareholder Services at 1-800-945-3863 if you wish to receive additional shareholder reports.

                    DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

The Fund pays dividends from net investment income semi-annually and distributes any realized capital gains annually.

When you open an account, you should specify on your application how you want to receive your distributions. The Fund offers three options:

          full reinvestment -- your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund;

          capital gains reinvestment -- your capital gain distributions will be automatically reinvested, but your income dividends will be paid in cash; or

          cash -- your income dividends and capital gain distributions will be paid in cash.

If you elect to receive distributions in cash, they can be sent to you by check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network.

If you do not select an option when you open your account, the Fund will automatically reinvest all distributions in additional Fund shares.

The Fund also has a Directed Dividend service which allows you to invest your dividends and/or capital gain distributions into another IAI Mutual Fund. Contact IAI Shareholder Services at 1-800-945-3863 for details.

Prior to purchasing shares of the Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced, or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back shortly thereafter as a taxable distribution.

                                      TAXES

Some of the common tax consequences of investing in the Fund are discussed below. More information about taxes is in the Statement of Additional Information. Because everyone's tax situation is unique, be sure to consult with your tax adviser.

TAXES ON DISTRIBUTIONS

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax-advantaged account).

Distributions paid from the Fund's net investment income are taxable as ordinary income. Distributions paid from the Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The Fund's distributions are expected to consist primarily of capital gains.

The Fund may be required to pay withholding and other taxes imposed by foreign countries. If the Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If the Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

TAXES ON TRANSACTIONS

The sale or exchange of Fund shares will be a taxable event for you and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

                                 FUND MANAGEMENT

INVESTMENT ADVISER

Investment Advisers, Inc. ("IAI") is the Fund's investment adviser. IAI, which has been in the investment advisory business since 1947, also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, portfolios of foundations, religious, educational and charitable institutions, trusts, municipalities and individuals. IAI is located at 601 Second Avenue South, Suite 3600, Minneapolis, Minnesota 55402.

The Fund has entered into a Management Agreement with IAI under which IAI provides the Fund with investment advisory services and is responsible for managing the Fund's business affairs, subject to the authority of the Board of Directors. IAI also is responsible under the Management Agreement for providing or arranging for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting and shareholder services. The Management Agreement requires IAI to pay all of the Fund's operating expenses, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses. The Fund pays IAI an annual fee under the Management Agreement. During its most recent fiscal year, the Fund paid IAI a management fee equal to 1.70% of the Fund's average daily net assets, on an annual basis. Because IAI is paying the Fund's operating expenses, this fee represents the Fund's total expenses, excluding interest expense of 0.07%, for the fiscal year.


SUB-ADVISER

IAI has retained IAI International to act as the Fund's sub-adviser, and pays to IAI International a portion of its management fee. IAI International is based in London and maintains a United States representative office with the same address as IAI.

PORTFOLIO MANAGER


Peter Norton has had primary responsibility for the day-to-day management of the Fund's portfolio since February 2000. Mr. Norton, who joined IAI International in 1996, is a Senior Vice President, International Equity Investments. Prior to joining IAI International, Mr. Norton was an Assistant Director and Analyst at Nomura International Limited from 1994 to 1996.


                               MORE INFORMATION ON
                         INVESTMENT STRATEGIES AND RISKS

INVESTMENT STRATEGIES

The principal investment strategies of the Fund are described above under "Fund Summary," and in more detail below. These are the strategies that IAI believes are most likely to be important in trying to achieve the Fund's objectives. Of course, there is no guarantee that the Fund will achieve its objectives. Although not considered principal strategies, you should be aware that the Fund may also use strategies and invest in securities that are not described below, but that are described in the Statement of Additional Information.

The Fund invests primarily in equity securities of non-United States issuers, including common stocks, preferred stocks and securities convertible into common stock. In addition, the Fund may invest in securities representing underlying international securities, such as American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. As a holder of a depositary receipt, the Fund may bear a portion of the additional costs involved in holding the underlying securities with a depository. The Fund also may invest in shares of closed-end investment companies that invest in foreign securities. This may be the most practical means by which the Fund can invest in certain countries. As a shareholder in an investment company, the Fund would bear its share of the investment company's expenses, while continuing to pay its own expenses.


The Fund's investment process is driven primarily by security selection. IAI conducts extensive primary research on companies worldwide. IAI narrows this universe of securities by concentrating on those which it believes exhibit superior value characteristics. These stocks then are evaluated on the basis of the quality of the company's management, the stock's competitive position both domestically and internationally, and its potential for cash flow and dividend growth. IAI uses a dividend discount model which takes these factors into consideration to produce an appraisal of a company's investment value. This value is then compared with the market price of the company's stock. IAI looks for undervalued stocks with appraised investment values greater than their market prices. IAI generally will buy a stock when its price is a significant discount to its appraised value, and sell it when its price is at a level somewhat in excess of its appraised value. IAI may also sell a stock for other reasons, such as additional information discovered as a result of ongoing research on the company, or disappointing performance of the stock.


Country analysis is utilized to set broad guidelines for country allocation and as a means of risk control. Normally, at least four different foreign economies will be represented in the Fund's portfolio. From time to time, however, the Fund may invest 25% or more of its total assets in the economies of Japan, the United Kingdom, France and/or Germany. In allocating assets among the various markets throughout the world, the Fund considers such factors as prospects for relative economic growth between foreign countries, expected levels of inflation and interest rates, government policies influencing business conditions, the range of individual investment opportunities available to international investors, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country or region.

TEMPORARY DEFENSIVE INVESTMENTS

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities, including money market securities. Being invested in these securities may keep the Fund from participating in a market upswing and prevent the Fund from achieving its investment objectives.

PORTFOLIO TURNOVER

The Fund may dispose of securities whenever it appears advisable, without regard to the length of time they have been held. As a result, the Fund may, from time to time, have an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows the Fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the Fund are described above under "Fund Summary." More information about Fund risks is presented below.

* MARKET RISK. The value of a company's stock may be affected by changes in financial markets that are relatively unrelated to the company itself, such as changes in interest rates, changes in general economic conditions, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

* SECTOR RISK. The stocks of companies within a certain industry or sector of the economy can perform differently from the overall stock market. This could be due to such factors as increased production costs or changes in the regulatory or competitive environment.

* COMPANY RISK. The value of a company's stock may fall as a result of factors directly relating to that company, such as changes in corporate profitability due to the success or failure of specific products or management strategies.

* RISKS OF FOREIGN INVESTING. Investing in foreign securities typically involves risks not associated with U.S. investing. These risks include:

          CURRENCY RISK. Because the Fund invests in securities denominated in currencies other than the U.S. dollar, the Fund may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

          INFORMATION RISK. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

          FOREIGN SECURITIES MARKET RISK. The foreign securities markets of many countries in which the Fund invests may be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, there may be delays in the settlement of foreign security transactions. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Brokerage commissions, custody services and other costs relating to investment in foreign countries are generally more expensive than in the United States.

          RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly developing countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

          FOREIGN TAX RISK. The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See "Taxes" above.

          POLITICAL AND ECONOMIC RISK. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.



* RISKS OF MAKING SIGNIFICANT INVESTMENTS IN A SINGLE COUNTRY. The Fund may invest more than 25% of its total assets in the economies of Japan, the United Kingdom, France and/or Germany. If the Fund concentrates its investments in one of these countries, it will be particularly affected by political and economic conditions and developments in that country.

                              FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                                          Period from                                                 Period from
                                            Year ended  February 1, 1998                                             April 1, 1994
                                            October 31,  to October 31,            Years ended January 31,          to January 31,
                                               1999         1998****         1998            1997           1996        1995***
                                            ----------- ---------------- ------------------------------------------ --------------
NET ASSET VALUE
     Beginning of period                    $     9.81      $    10.26   $    12.11     $     13.24     $     12.06   $     13.45
                                            ----------- ---------------- ------------------------------------------ -------------
OPERATIONS
     Net investment income                        0.18*****       0.10         0.20            0.24            0.19          0.11
     Net realized and unrealized gains
 (losses)                                         0.91           (0.52)       (0.34)           0.08            2.17         (0.62)
                                            ----------- ---------------- ------------------------------------------ -------------
          TOTAL FROM OPERATIONS                   1.09           (0.42)       (0.14)           0.32            2.36         (0.51)
                                            ----------- ---------------- ------------------------------------------ -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                          --           (0.03)       (0.32)          (0.28)          (0.16)           --
     Net realized gains                             --              --        (1.39)          (1.17)          (1.02)        (0.88)
                                            ----------- ---------------- ------------------------------------------ -------------
          TOTAL DISTRIBUTIONS                       --           (0.03)       (1.71)          (1.45)          (1.18)        (0.88)
                                            ----------- ---------------- ------------------------------------------ -------------
NET ASSET VALUE
     End of period                          $    10.90      $     9.81   $    10.26     $     12.11     $     13.24   $     12.06
                                            ----------- ---------------- ------------------------------------------ -------------
Total investment return*                         11.11%          (4.15)%      (1.04)%          2.39%          20.15%        (4.14)%
Net assets at end of period
     (000's omitted)                        $   18,703      $   35,116   $   63,349     $   116,191     $   151,663   $   136,474
   RATIOS
     Expenses to average net assets
       (including interest expense)               1.77%           1.76%**      1.67%           1.65%           1.66%         1.72%**
     Expenses to average net assets
       (excluding interest expense)               1.70%           1.70%**      1.67%           1.65%           1.66%         1.72%**
     Net investment income to average
       net assets                                 1.71%           1.28%**      1.42%           1.56%           1.12%         1.04%**
     Portfolio turnover rate (excluding
       short-term securities)                    107.6%           50.2%        76.4%           32.1%           39.2%         27.6%


--------------------
* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**    Annualized.
***   Reflects fiscal year end change from March 31 to January 31.
****  Reflects fiscal year end change from January 31 to October 31.

***** Calculated using average shares outstanding during the period.

FOR MORE INFORMATION ABOUT IAI INTERNATIONAL FUND

The Fund's statement of additional information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus). Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain free copies of these materials by calling the Fund toll-free at 1-800-945-3863.

You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. For more information, call 1-800-SEC-0330.

Information about the Fund is also available on the Internet. Text-only versions of Fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.




SEC file number: 811-4904

                             IAI INTERNATIONAL FUND
                                   A SERIES OF
                         IAI INVESTMENT FUNDS III, INC.



                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2000


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO A PROSPECTUS FOR IAI INTERNATIONAL FUND (THE "FUND") DATED MARCH 1, 2000, AND SHOULD BE READ IN CONJUNCTION THEREWITH. THE FINANCIAL STATEMENTS INCLUDED AS PART OF THE FUND'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL PERIOD ENDED OCTOBER 31, 1999 ARE INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. COPIES OF THE FUND'S PROSPECTUS AND/OR ANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY WRITING OR CALLING THE FUND'S TRANSFER AGENT, FIRSTAR MUTUAL FUND SERVICES, LLC., P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701 (TELEPHONE NUMBER 1-800-945-3863).



                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

INVESTMENT OBJECTIVE AND STRATEGIES.....................................    1

INVESTMENT RESTRICTIONS.................................................   10

INVESTMENT PERFORMANCE..................................................   13

MANAGEMENT..............................................................   14

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.................   18

LEGAL COUNSEL...........................................................   18


INDEPENDENT AUDITORS....................................................   18


PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE......................   18

CAPITAL STOCK...........................................................   19

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................   20

NET ASSET VALUE AND PUBLIC OFFERING PRICE...............................   20

PURCHASES AND REDEMPTIONS OF SHARES.....................................   20

TAX STATUS..............................................................   21

LIMITATION OF DIRECTOR LIABILITY........................................   23

FINANCIAL STATEMENTS....................................................   24

APPENDIX A - RATINGS OF DEBT SECURITIES.................................  A-1

                      INVESTMENT OBJECTIVES AND STRATEGIES


          IAI International Fund ("International Fund" or the "Fund") is a diversified series of an open-end, management investment company. The investment objectives and principal investment strategies of the Fund are discussed in the Prospectus under "Fund Summary" and "More Information on Investment Strategies and Risks." Investors should understand that all investments are subject to various risks. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment strategies will be successful, or that its investment objectives will be attained. Certain of the Fund's principal investment strategies are discussed in more detail below. In addition, the Fund may also use strategies and invest in securities that are not described in the Prospectus, but that are described below.


DEBT SECURITIES

          Under normal market conditions, the Fund invests at least 65% of the value of its total assets in equity securities of non-United States issuers. However, the Fund may invest up to 35% of its total assets in cash, cash equivalents, bonds and other debt securities of both United States and foreign issuers when the anticipated total return from debt securities exceeds the anticipated total return from equity securities. Such securities include:

          (a) Bonds and other fixed income securities of United States issuers which are rated within the four highest grades ("investment grade") by Moody's Investors Service, Inc. ("Moody's") (Aaa, As, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB). Securities rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest.

          (b) Corporate notes, bonds and other debt securities (such as Eurocurrency instruments) of non-United States issuers judged as being equivalent in repayment security to investment grade domestic obligations by Investment Advisers, Inc. ("IAI"), the Fund's investment adviser and manager, or IAI International Limited, the subadviser to the Fund (hereinafter, references to IAI shall include IAI International Limited where appropriate); provided, however, that no more than 35% of the Fund's portfolio will be invested in foreign corporate debt securities with maturities of greater than one year at the time of investment.

          (c) United States dollars or securities with maturities of one year or less of, or guaranteed by, the United States Government, its agencies and instrumentalities.

          (d) Foreign currencies or securities of, or guaranteed by, foreign governments or the agencies or instrumentalities of foreign governments, or securities issued by supranational agencies (such as the World Bank) that are equivalent in repayment security to investment grade domestic obligations, provided that not more than 35% of the Fund's portfolio will be invested in foreign government obligations having a maturity of greater than one year from the date of investment.

          (e) Short-term debt instruments of domestic and foreign issuers such as commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements for such securities (provided that the Fund will not invest in foreign repurchase agreements and provided further that the Fund may not invest more than 10% of its total assets in domestic repurchase agreements and may invest in such repurchase agreements for defensive purposes only). The commercial paper purchased by International Fund will consist only of (i) obligations rated either Prime-2 or better by Moody's or A-2 or better by S&P, or (ii) unrated or foreign obligations issued by companies considered by IAI to offer equivalent repayment security.

          If a security held by the Fund is downgraded to below investment grade (or, in the case of an unrated security, if IAI determines that the security's credit quality is no longer equivalent to that of an investment grade obligation), the Fund may return the security if IAI determines it would be in the Fund's best interest, provided that in no event will more than 5% of the Fund's net assets be invested in debt securities rated lower than investment grade, or if unrated, deemed by IAI to be of equivalent quality.

TEMPORARY DEFENSIVE INVESTMENTS

          The Fund reserves the right, as a temporary defensive measure, when economic, political or other adverse market conditions require immediate action to avoid losses, to hold up to 100% of its total assets in cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities of the type set forth in paragraph (e) above.

DEPOSITARY RECEIPTS

          The Fund may invest in the securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers. Generally, such securities evidence ownership of and may be converted into securities issued by a foreign corporation. The issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of such securities.



ZERO COUPON SECURITIES

          The Fund may invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

INDEXED SECURITIES

          The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments. Presently, the Fund does not intend to invest more than 5% of its net assets in indexed securities.

CLOSED-END INVESTMENT COMPANIES

          A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. In the event that shares acquired at a premium subsequently decline in price relative to their net asset value or the value of portfolio investments held by such closed-end companies declines, the Fund and its shareholders may experience a loss. If the Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

REPURCHASE AGREEMENTS

          The Fund may engage in repurchase agreements relating to the securities in which it may invest. A repurchase agreement, which is functionally equivalent to a loan by the Fund, involves the purchase of securities by the Fund with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

          The Fund may engage in reverse repurchase agreements as a form of borrowing. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will segregate appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by IAI. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund does not currently intend to invest more than 5% of its net assets in reverse repurchase agreements.

ILLIQUID SECURITIES

          The Fund may invest up to 15% of its net assets in illiquid securities. However, certain restricted securities that are not registered for sale to the general public and that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. In the case of a Rule 144A Security, such security is deemed to be liquid if:

          (1) IAI reasonably expects to be able to resell the security to a qualified institutional buyer, as defined in paragraph (a)(1) of Rule 144A, who is aware of the Fund's reliance upon Rule 144A in selling the security without registration, as required by paragraph (d)(2) of Rule 144A;

          (2) the Rule 144A Security is not (a) of the same class as securities listed on any national securities exchange or quoted in NASDAQ as determined under paragraph (d)(3)(i) of Rule 144A, or (b) a security of a registered investment company (other than a closed-end investment company); and

          (3) the issuer (a) is a foreign government eligible to register securities under Schedule B of the Securities Act of 1933, (b) is a company that files periodic reports under the Securities Act of 1934 on Forms 8-K, 10-Q, 10-K or 20-F or provides information under Rule 12g3-2(b) thereunder, or (c) has agreed in writing to provide the holder and any prospective purchaser of the Rule 144A Security with reasonably current financial information as required under paragraph (d)(4)(i) of Rule 144A.

          Other securities are deemed to be liquid if IAI determines that the security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the instrument for purposes of calculating the Fund's net asset value. In making this determination, IAI will consider such factors as may be relevant to the Fund's ability to dispose of the security, including but not limited to, the following factors (none of which, standing alone, would necessarily be determinative):

          1.        the frequency of trades and quotes for the security;

          2. the number of dealers willing to purchase or sell the security and the number of potential purchasers;

          3.        dealer undertakings to make a market in the security; and

          4. the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

          It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of the Fund's investments could be impaired if trading declines.

LENDING PORTFOLIO SECURITIES

          In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses. Presently, the Fund does not intend to lend more than 5% of its net assets to broker-dealers, banks, or other financial borrowers of securities.

FOREIGN CURRENCY TRANSACTIONS

          The value of the assets of the Fund as measured in United States dollars or a foreign currency or currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

          The Fund may enter into foreign currency transactions for hedging purposes only and may not speculate on the fluctuations of foreign currency exchange rates. The Fund may hedge against adverse changes in foreign currency exchange rates between the trade and settlement dates with respect to foreign securities it is purchasing or during the holding period with respect to foreign securities in its portfolio. With respect to foreign securities in its portfolio, the Fund may hedge a maximum of 50% of the value of its investment portfolio by establishing the value of such securities in U.S. dollars. Additionally, the Fund may hedge a maximum of 25% of the value of its investment portfolio by establishing the value of such securities in another foreign currency or currencies which IAI believes to be more stable than the currencies in which such securities are denominated.

          When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds in U.S. dollars or another foreign currency. By entering into a forward contract in such currency for the purchase or sale of the amount of foreign currency involved in an underlying security investment, the Fund is able to protect itself against a possible loss between trade and settlement dates of a transaction or during the period of an investment in a foreign security resulting from an adverse change in the relationship between such two currencies. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options and forward foreign currency transactions.

          When IAI believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or another foreign currency, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is difficult and the successful execution of a short-term hedging strategy is uncertain.

          It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

          If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

ADJUSTING INVESTMENT EXPOSURE

          In order to hedge against various market risks other than currency risk, to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps. However, the Fund has not entered into such transactions in the past, and does not anticipate doing so to any significant extent during the current fiscal year. In any event, no more than 5% of the Fund's assets will be committed to techniques and instruments entered into for non-hedging purposes.

          SWAP AGREEMENTS. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with the Fund's investment objectives and policies.

          Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

          The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

          The Fund will segregate appropriate liquid assets to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. Presently, the Fund does not intend to invest more than 5% of its net assets in swap agreements.

          FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

          The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

          The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit. With respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money, such amount may be excluded in computing such five percent.

          PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          WRITING PUT AND CALL OPTIONS. When the Fund writes (i.e., sells) a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

          If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. Although the Fund intends to purchase and sell options and futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

          OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

          ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will segregate appropriate liquid assets in the amount prescribed. These securities will be marked to market daily to assure that coverage requirements are met. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ADDITIONAL RISK CONSIDERATIONS


          Investors should consider carefully the substantial risks involved with respect to investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets typically have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.


          The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund's investments in securities of issuers of that country. Although the Fund invests only in foreign nations which it considers as having relatively stable and friendly governments, there is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in those nations.

          The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the Fund's investments.

          The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses. However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the investment manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders.


                             INVESTMENT RESTRICTIONS

          The Fund is subject to certain policies and restrictions which, along with the Fund's investment objective, are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

          The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

          As defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and not more than 10 per centum of the outstanding voting securities of such issuer.

          2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

             For purposes of applying this restriction, the Fund will not purchase securities, as defined above, such that 25% or more of the value of the Fund's total assets are invested in the securities of companies whose principal business activities are in the same industry.

          3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

          4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

             To the extent the Fund engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33-1/3% limitation.

          5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

          6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

          7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and future contracts or from investing in securities or other instruments backed by physical commodities).

             For purposes of applying this restriction, "commodities" shall be deemed to include commodity contracts.

          8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

          9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

              For purposes of applying this restriction, the Fund will not sell securities short except to the extent that it contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short.

          11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

          12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

          13. Participate on a joint or a joint and several basis in any securities trading account.

          14. Invest more than 15% of its net assets in illiquid investments.

          15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

              Any of the Fund's investment strategies set forth in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets (other than Restriction 4) shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

PORTFOLIO TURNOVER


          The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The increase in the Fund's portfolio turnover rate over the two most recently completed fiscal years was the result of portfolio restructuring and increasing cash reserves. The Fund's historical portfolio turnover rates are set forth in the Prospectus section "Financial Highlights".

                             INVESTMENT PERFORMANCE

          Advertisements and other sales literature for the Fund may refer to monthly, quarterly, yearly, cumulative and average annual total returns. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return is computed in the same manner as cumulative total return, as set forth below.

          Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          CTR = (ERV-P) 100
                 -----
                   P

          Where:  CTR  =  Cumulative total return;

                  ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

                    P  =  initial payment of $1,000


          The Fund's cumulative total return from the Fund's inception on April 23, 1987 through October 31, 1999 was 110.68%.


          Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)n = ERV

          Where:    P  =  a hypothetical initial payment of $1,000;

                    T  =  average annual total return;

                    n  =  number of years; and

                  ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.


          The average annual total returns of the Fund for the one, five and ten year periods ended October 31, 1999 were 11.11%, 3.18% and 5.83%, respectively.

          In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

          For example, (1) the Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (ii) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (iii) The Financial Times (a London based international financial newspaper)-Actuaries World Indices, including Europe and sub-indices comprising this Index (a wide range of comprehensive measures of stock price performance for the major stock markets, as well as for regional areas, broad economic sectors and industry groups); (iv) Morgan Stanley Capital International Indices, including the EAFE Index; (v) Baring International Investment Management Limited (an international securities trading, research, and investment management firm), as a source for market capitalization, GDP and GNP; (vi) the International Finance Corporation (an affiliate of the World Bank established to encourage economic development in less developed countries), World Bank, OECD (Organization for Economic Co-Operation and Development) and IMF (International Monetary Fund) as a source of economic statistics; and (ix) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other U.S. or foreign government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

                                   MANAGEMENT

Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall operation and management of the Funds.

The names, addresses, positions and principal occupations of the directors and executive officers of the Fund are given below.

                                                    Principal Occupation(s)
Name and Address                   Age   Position   During Past 5 Years
----------------                   ---   --------   ----------------------------


Madeline Betsch                    57    Director   Currently retired; until
19 South 1st Street                                 April 1994, was Executive
Minneapolis, Minnesota 55401                        Vice President, Director of
                                                    Client Services, of CME-KHBB
                                                    Advertising since May 1985,
                                                    and prior thereto was a Vice
                                                    President with
                                                    Campbell-Mithun, Inc.
                                                    (advertising agency) since
                                                    February 1977.

W. William Hodgson                 75    Director   Currently retired; served as
1698 Dodd Road                                      information manager for the
Mendota Heights, Minnesota 55118                    North Central Home Office of
                                                    the Prudential Insurance
                                                    Company of America from 1961
                                                    until 1984.

George R. Long                     69    Director   Chairman of Mayfield Corp.
29 Las Brisas Way                                   (financial consultants and
Naples, Florida 33963                               venture capitalists) since
                                                    1973.

J. Peter Thompson                  68    Director   Grain farmer in southwestern
Route 1                                             Minnesota since 1974. Prior
Mountain Lake, Minnesota 56159                      to that, Mr. Thompson was
                                                    employed by Paine Webber,
                                                    Jackson & Curtis,
                                                    Incorporated, (a diversified
                                                    financial services concern),
                                                    most recently as Senior Vice
                                                    President and General
                                                    Partner.

Charles H. Withers                 73    Director   Currently retired; was
Rochester Post Bulletin                             Editor of the Rochester
P.O. Box 6118                                       Post-Bulletin, Rochester,
Rochester, Minnesota 55903                          Minnesota from 1960 through
                                                    March 31, 1980.

Keith Wirtz                        40    President  President and Chief
601 Second Avenue South                             Investment Officer of IAI
P.O. Box 357                                        since 1999. Prior to that
Minneapolis, Minnesota 55440                        time, Mr. Wirtz was the
                                                    Chief Investment Strategist
                                                    for TradeStreet Investment
                                                    Associates, Inc.


David Koehler                      61    Vice       Independent training and
601 Second Avenue South                  President  marketing consultant from
P.O. Box 357                                        1993 to current. Prior to
Minneapolis, Minnesota 55440                        that time, Mr. Koehler was a
                                                    partner at IAI Venture
                                                    Capital Group.


Jill Stevenson                     34    Treasurer  Associate Vice President and
601 Second Avenue South                             Director of Fund
P.O. Box 357                                        Administration and
Minneapolis, Minnesota 55440                        Investment Accounting of
                                                    IAI. Ms. Stevenson has
                                                    served IAI in various
                                                    capacities since joining the
                                                    firm in 1984.


Michael J. Radmer                  53    Secretary  Partner of Dorsey & Whitney
220 South Sixth Street                              LLP, a Minnesota based law
Minneapolis, Minnesota 55402                        firm which acts as General
                                                    Counsel to the Fund.

          Each of the directors and executive officers of the Fund, other than Mr. Koehler, also serves in the same capacity for each of the 14 other mutual funds for which IAI serves as investment adviser (the "IAI Mutual Funds").

          No compensation is paid by the Fund to any officer other than David Koehler. Directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. Each Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.


                                   Compensation          Aggregate Compensation
                                    from                 from the 15
Name of Person, Position           International Fund*   IAI Mutual Funds**
------------------------           ------------------    ----------------
David Koehler - Vice President     $1,384                $35,000
Betsch, Madeline - Director        $1,456                $37,200
Hodgson, W. William - Director     $1,456                $37,200
Long, George R. - Director         $1,462                $37,200
Thompson, J. Peter - Director      $1,456                $37,200
Withers, Charles H. - Director     $1,462                $37,200

-------------------------
*         For the fiscal year ended October 31, 1999.
** For the calendar year ended December 31, 1999; excludes expenses incurred in connection with attending meetings


          Effective February 1998, the directors have agreed that the position of Board Chair shall rotate from director to director.

          The Fund's Board of Directors has approved a Code of Ethics. The Code permits access persons to engage in personal securities transactions subject to certain policies and procedures. Such procedures prohibit certain persons from acquiring of any securities in an initial public offering. In addition, securities acquired through private placement must be pre-cleared. Procedures have been adopted which would implement blackout periods for certain securities, as well as a ban on short-term trading profits. Additional policies prohibit the receipt of gifts in certain instances. Procedures have been implemented to monitor employee trading. Each access person is required to certify annually that they have read and understood the Code of Ethics. An annual report is provided to the Fund's Board of Directors summarizing existing procedures and changes, identifying material violations and recommending any changes needed.

MANAGEMENT AGREEMENT

          Effective April 1, 1996, pursuant to a Management Agreement between the Fund and IAI, IAI agreed to provide the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the directors of the Fund. In addition, IAI agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of the Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund;
(5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; (7) the administration of payments and dividends and distributions declared by the Fund; (8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI will also reimburse the Fund for paying qualifying third parties that provide such services. In return for these services, the Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:

          Daily Net Assets                      Fee IAI Receives Annually
          ----------------                      -------------------------

          For the first $100 million                       1.70%
          For the next $100 - $250 million                 1.45%
          For the next $250 - $500 million                 1.30%
          Above $500 million                               1.30%

          Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses, IAI has agreed to pay all of the Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of the Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering the Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse the Fund for the fees and expenses it pays to directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

          The following table contains relevant information concerning fees the Fund paid under the Management Agreement for the indicated periods:

                              Net Assets
Period                        of Fund           Management Fee     IAI Waiver*
------                        -------           --------------     -----------


Period 11/1/98 to 10/31/99     $18,702,814        $442,623            $8,834
Period 2/1/98 to 10/31/98      $35,116,423        $548,928            $6,871
Period 2/1/97 to 1/31/98       $63,348,647        $1,750,757          $11,961
Period 4/1/96 to 1/31/97       $116,191,236       $1,743,676          $8,225


          *Resulting from IAI's reduction of its Management Fee in the amount representing the Fund's payment of directors' fees and expenses.

          The Management Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice, and by IAI on 60 days' notice to the Fund. The Management Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Management Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

          IAI's ultimate corporate parent is Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

SUBADVISORY AGREEMENT

          Under the Subadvisory Agreement, as amended, between IAI International Ltd. and IAI dated January 28, 1987, IAI has delegated to IAI International Ltd. the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by IAI and the directors of the Fund. Under the Subadvisory Agreement, IAI has agreed to pay IAI International Ltd. an annual fee as a percentage of the Fund's average daily net assets as set forth below:

          Daily Net Assets                      Annual Fee
          ----------------                      ----------

          For the first $100 million            1/2 of 1.00%
          For the next $100 million             1/2 of  .85%
          For the next $100 million             1/2 of  .75%
          Above $300 million                    1/2 of  .70%

          The following table contains relevant information concerning the fees IAI paid IAI International under the Subadvisory Agreement for the indicated periods:

          Period                                Subadvisory Fee
          ----------------                      ---------------

          Period 11/1/98 to 10/31/99            $130,192
          Period 2/1/98 to 10/31/98             $162,733
          Period 2/1/97 to 1/31/98              $524,177
          Period 2/1/96 to 1/31/97              $615,967


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


          The Funds' custodian is Firstar Bank, N.A., P.O. Box 510, Milwaukee, Wisconsin 53201-0510.

          Firstar Mutual Fund Services, LLC acts as the Funds' transfer agent and dividend disbursing agent at P.O. Box 701, Milwaukee Wisconsin 53201-0701.


                                  LEGAL COUNSEL

          Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, acts as General Counsel to the Fund.


                              INDEPENDENT AUDITORS

          KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Fund's independent auditors.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

          IAI selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Fund. The primary criteria for the selection of a broker is the ability of the broker, in the opinion of IAI, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Fund transactions to brokers who furnish research services to IAI. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for IAI, the Fund enables IAI to supplement its own investment research activities and allows IAI to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Fund. To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these commissions. Generally the Fund pays higher than the lowest commission rates available.

          IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Normally research services obtained through commissions paid by a managed fund or managed account investing in common stocks would primarily benefit managed funds and accounts investing in common stocks.

          There is no formula for the allocation by IAI of the Fund's brokerage business to any broker-dealers for brokerage and research services. However, IAI will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if IAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or IAI's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

          Although investment decisions for the Fund are made independently from other accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one account. If and when more than one account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to the Fund and such accounts. The simultaneous purchase or sale of the same securities by the Fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

          Consistent with the Rules of Fair Conduct of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.


          The following table shows brokerage commissions paid by the Fund during the indicated periods. The table also sets forth, for the most recent fiscal year of the Fund, the percentage of commissions paid to brokerage firms that provided research services to IAI.

                                                               Percentage of
                                                          Commissions to Brokers
                 Amount of Commissions                      Providing Research
                 ---------------------                      ------------------
Year Ended   Period Ended   Year Ended       Year Ended         Year Ended
October 31,   October 31,   January 31,      January 31,        October 31,
   1999          1998          1998             1997               1999
   ----          ----          ----             ----               ----
 $142,722      $204,276      $549,653         $512,536             48.41%


                                  CAPITAL STOCK

          The Fund, which was created on April 23, 1987, is a separate portfolio of IAI Investment Funds III, Inc., a Minnesota corporation created on September 16, 1986, whose shares of common stock are currently issued in a single series (Series A). The investment portfolio represented by Series A common shares is referred to as "IAI International Fund." On June 25, 1993, International Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI International Fund, Inc. be renamed "IAI Investment Funds III, Inc."

          Each share of the series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of the series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds III, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds III, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares. As of October 31, 1999, the Fund had 1,715,943 shares outstanding.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          As of January 31, 2000, no person was a record holder or, to the knowledge of the Fund, beneficial owner of more than 5% of the outstanding shares of the Fund, except as set forth in the following table:


                                                                     Percent of
                                                                    Outstanding
Name and Address of Shareholder                 Number of Shares      Shares
-------------------------------                 ----------------    -----------

Hawaiian Trust Company Limited Agent for FSM      268,801.934         15.66
National Government FBO YAP State
P.O. Box 1930 - Honolulu, HI 96805-1930

Charles Schwab & Co., Inc.                        252,999.287         14.74
SPL Custody A/C for Excl Bnft of Cust
Attn:  Mutual Funds Dept - Int Rein
101 Montgomery Street - San Francisco, CA 94104

Solomon Smith Barney                              91,105.703           5.31
388 Greenwich Street
New York, NY 10013-2375

          In addition, as of January 31, 2000, the Fund's officers and directors as a group owned less than 1% of the Fund's outstanding shares.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

          The portfolio securities in which the Fund invests fluctuate in value, and hence the Fund's net asset value per share also fluctuates.

          The net asset value per share of the Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of a Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


          On October 31, 1999, the net asset value and public offering price per share of the Fund was calculated as follows:

                     Net Assets ($18,702,814)
              NAV =  --------------------------------  = $10.90
                     Shares Outstanding (1,715,943)


                       PURCHASES AND REDEMPTION OF SHARES

          The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. In such circumstances, customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

          The Fund has agreed to reduced initial subscription requirements for employees and directors of the Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Mutual Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

PURCHASES AND REDEMPTIONS IN KIND

          In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of the Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, Fund shares may be redeemed in exchange for readily marketable securities held by the Fund. Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.

                                   TAX STATUS

          The Fund qualified during its last taxable year, and intends to qualify during its current taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, it will not be subject to federal income taxes that it distributes to its shareholders.

          Because it is expected that no portion of the net investment income of the Fund will derive from dividends from domestic corporations, it is probable that no portion of the dividends paid by the Fund will qualify for the 70% deduction for dividends received under the provisions of Internal Revenue Code of 1986, as amended (the "Code").

          If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price generally will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such gain distribution. If Fund shares are sold or otherwise disposed of one year or less after the date of acquisition, the gain or loss will be short-term. Short-term capital gain is taxed at the same rates as ordinary income.

          Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, the Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

          Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is the Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

          Some of the investment practices that may be employed by the Fund (i.e., buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short) will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as closed out) or to accrue original discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities. The Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company ("PFIC"). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is "passive income" or 50% or more of the average value of its assets consists of assets that produce or are held for the production of "passive income". If the Fund invests in a PFIC, it may be subject to income tax and an interest charge on certain dividends and capital gains earned from that investment, regardless of whether such income and gains are distributed to shareholders. In addition, if the Fund sells shares of a PFIC, any capital gain on the sale will be deemed to be ordinary income regardless of how long the Fund has held the investment.

          Generally, in order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities. Under the Code, the Fund may include income from options, futures and forward contracts and other gains derived from the Fund's business of investing in stock, securities or currencies in determining qualifying income for purposes of the 90% test. Treasury regulations may exclude foreign currency gains not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities). It is impossible to predict what amount of such gains, if any, future Treasury regulations will exclude from qualifying income.

          Under the Code, dividends of net investment income received from the Fund by a shareholder who, as to the United States, is a nonresident alien individual, nonresident fiduciary of a foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder") are subject to a withholding tax of 30% (or such lower rate as is prescribed by the income tax convention, if any, in force between the U.S. and the foreign shareholder's country) without regard to the amount of gross income that the Fund derives from sources within the United States. Distributions of net long-term capital gains to a foreign shareholder will not be subject to U.S. tax unless the foreign shareholder is engaged in a U.S. trade or business to which the distributions are attributable, the gains are attributable to the disposition of a United States real property interest, or, in the case of a foreign shareholder who is a nonresident alien individual, such foreign shareholder is physically present in the United States for more than 182 days during the taxable year.

          A disposition of shares in the Fund by a foreign shareholder resulting in alternative minimum taxable income or net United States real property gain to the foreign shareholder may be subject to U.S. tax and withholding if the shares constitute United States real property interests under the Code. It is not expected that the shares of the Fund will constitute such interests, and the Fund will furnish affidavits to such effect if necessary and appropriate to avoid application of U.S. tax or withholding on a disposition of shares.

          Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of the Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

          If the Fund is liable for foreign taxes, it expects to meet the requirements of the Code for passing through to its shareholders foreign taxes paid, but there can be no assurance that a Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to pass through to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or use their share as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year.

          Under the Code, the amount of foreign taxes for which a shareholder may claim a foreign tax credit is subject to limitation based on certain categories applicable to the income subjected to foreign tax. Specifically, the available foreign tax credit must be determined separately with respect to nine categories of income. The Fund may have foreign source income allocable to the four following categories: (i) passive income; (ii) high withholding tax interest; (iii) dividends from a non-controlled foreign corporation pursuant to
Section 902 of the Code; and (iv) other income not specifically categorized. Of these categories, a substantial part of Fund income is likely to constitute passive income. However, in the absence of specific regulatory guidance on the application of the income categories, the Fund cannot assure shareholders of the correctness of any allocation made.

          The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information.

                        LIMITATION OF DIRECTOR LIABILITY

          Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds III, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

          Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                              FINANCIAL STATEMENTS


          The financial statements included as part of the Fund's Annual Report to Shareholders for the fiscal period ended October 31, 1999, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                     APPENDIX A - RATINGS OF DEBT SECURITIES



RATINGS BY MOODY'S

CORPORATE BONDS

          Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B. Bonds rated B generally lack characteristics of the desirable investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

          Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier

2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                 Prime - 1    Superior ability for repayment of senior
                              short-term debt obligations

                 Prime - 2    Strong ability for repayment of senior short-term
                              debt obligations

                 Prime - 3    Acceptable ability for repayment of senior
                              short-term debt obligations

          If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P

CORPORATE BONDS

          AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

          CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

          CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

          C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

          C1. The rating C1 is reserved for income bonds on which no interest is being paid.

          D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

          A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

          A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

          A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

          A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                             IAI International Fund
                                   a series of
                         IAI Investment Funds III, Inc.

                                OTHER INFORMATION

Item 23. Exhibits

          The Funds are filing or incorporating by reference the following exhibits:

          (a).1 Articles of Amendment dated 9/23/98 to Amended and Restated Articles of Incorporation (3)
          (a).2 Amended and Restated Articles of Incorporation dated as of 7/26/93 (2)
          (b)       Bylaws (2)
          (c) Instruments Defining Rights of Security Holders - not applicable
          (d).1     Management Agreement dated 4/1/96 (2)
          (d).2     Sub-Advisory Agreement dated 1/28/87 (2)
          (e).1     Underwriting and Distribution Agreement - not applicable
          (e).2     Dealer Sales Agreement (1)
          (e).3     Shareholder Services Agreement 5/10/95 (2)
          (f)       Bonus or Profit Sharing Contracts - not applicable
          (g)       Custody Agreement dated 8/18/93 (2)
          (h)       Other Material Contracts - not applicable
          (i)       Legal Opinion of Dorsey & Whitney LLP (4)
          (j)       Consent of KPMG Peat Marwick LLP*
          (k)       Omitted Financial Statements - not applicable
          (l)       Initial Capital Agreements - not applicable
          (m)       Rule 12b-1 Plan - not applicable
          (n)       Financial Data Schedule - not applicable
          (o)       Rule 18f-3 Plan - not applicable

--------------------
(1) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 1, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on September 20, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1999.

*         Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund

          THE FOLLOWING IS A LIST OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND:

          See the section of the Prospectus entitled "Fund Management" and the section of the Statement of Additional Information entitled "Management" filed as part of this Registration Statement.

Item 25. Indemnification

          STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENT OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE FUND IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON OR UNDERWRITER FOR THEIR PROTECTION.

          Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on May 22, 1996.

Item 26. Business and Other Connections of the Investment Adviser

          DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE THAT EACH INVESTMENT ADVISER, AND EACH DIRECTOR, OFFICER OR PARTNER OF THE ADVISER, IS OR HAS BEEN ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.

          Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Fund Management" and in Part B of this Registration Statement in the section "Management."

          The following senior officers and directors of IAI are not listed in the Statement of Additional Information:

                                                      Other Business/Employment
Name                     Position with Adviser          During Past Two Years
----                     ---------------------          ---------------------

Iain D. Cheyne           Chairman/Director                      None
John Alexander           Executive Vice President               None
Larry Ray Hill           Executive Vice President               None
James Beloff             Senior Vice President                  None
Stephen C. Coleman       Senior Vice President                  None
Lindsay Johnston         Senior Vice President                  None
Steve Lentz              Senior Vice President                  None
Curt McLeod              Senior Vice President                  None
Deb Ratelle              Senior Vice President                  None
John Caravello           Director                               None
Kevin McKendry           Director                               None
Peter Phillips           Director                               None

          Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. The address of IAI International is 10 Fleet Street, London, EC4M 7RH, England. Both IAI and IAI International's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International are Peter Norton, Senior Vice President, International Equity Investments, and Iain D. Cheyne, Director.

          Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The address of IAI Trust Company is 3600 U.S. Bank Place, Minneapolis, Minnesota 55402. John A. Alexander is the President and a Director of IAI Trust Company.

Item 27. Principal Underwriters

(a) STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE FUND) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING THE FUND'S SECURITIES ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR OR INVESTMENT ADVISER.

          Not applicable.

(b) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR EACH DIRECTOR, OFFICER OR PARTNER OF EACH PRINCIPAL UNDERWRITER NAMED IN RESPONSE TO ITEM 20.

          Not applicable.

(c) PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED, DIRECTLY OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

         Not applicable.

Item 28. Location of Accounts and Records

          STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PHYSICAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY
SECTION 31(a) AND THE RULES UNDER THAT SECTION.

          The Custodian for Registrant is Firstar Bank, N.A., P.O. Box 510, Milwaukee, WI 53201- 0510. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant's investment portfolios are maintained by IAI. Firstar Mutual Fund Services, LLP, P.O. Box 701, Milwaukee, WI 53201-0701, acts as Registrant's transfer agent and dividend disbursing agent.

Item 29. Management Services

          PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY
MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM FOR THE FUND FOR THE LAST THREE FISCAL YEARS.

          Not applicable.

Item 30. Undertakings

          IN INITIAL REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT, PROVIDE AN UNDERTAKING TO FILE AN AMENDMENT TO THE REGISTRATION STATEMENT WITH CERTIFIED FINANCIAL STATEMENTS SHOWING THE INITIAL CAPITAL RECEIVED BEFORE ACCEPTING SUBSCRIPTIONS FROM MORE THAN 25 PERSONS IF THE FUND INTENDS TO RAISE ITS INITIAL CAPITAL UNDER SECTION 14(a)(3).

          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 1st day of March, 2000.

                                         IAI INVESTMENT FUNDS III, INC.
                                         (Registrant)


                                         By: /s/ Keith Wiltz
                                             -----------------------------------
                                             Keith Wiltz, President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


 /s/ Keith Wiltz              President (principal executive       March 1, 2000
--------------------------    officer)
Keith Wiltz

 /s/ Jill Stevenson           Treasurer (principal financial and   March 1, 2000
--------------------------    accounting officer)
Jill Stevenson

Madeline Betsch*              Director

W. William Hodgson*           Director

George R. Long*               Director

J. Peter Thompson*            Director

Charles H. Withers*           Director


*By:  /s/ William C. Joas                                          March 1, 2000
     ---------------------------------
     William C. Joas, Attorney-in-Fact

* Registrant's directors executing Powers of Attorney dated August 18, 1993, filed with the Commission on June 28, 1994.